Exhibit 10.1

FOURTH AMENDMENT
TO
REVOLVING NOTE

THIS FOURTH AMENDMENT (this “Fourth Amendment”) is made to that certain Revolving Note dated as of May 29, 2003 (the “Note”) in favor of MARK A. EMALFARB TRUST U/A/D dated October 1, 1987 (the “Lender”) by a wholly-owned subsidiary of DYADIC INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), Dyadic International (USA), Inc., a Florida corporation (formerly known as Dyadic International, Inc.) (the “Borrower’s Predecessor”) and assumed by the Borrower pursuant to an Assumption Agreement dated October 29, 2004 by and between the Borrower and the Lender.

RECITALS:

A. The Note is secured pursuant to the terms of a Security Agreement dated as of May 29, 2003.

B. Capitalized terms not expressly defined herein shall have the meaning assigned those terms in the Note, as amended by First Amendment dated February 13, 2004 and Second Amendment dated August 19, 2004.

C. Lender owns and holds the Note.

D. Borrower has requested that Lender extend the scheduled Maturity Date under the Note until January 1, 2009.

AMENDMENT TO NOTE:

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged by Lender, Borrower and Lender hereby agree as follows:

1. Incorporation of Recitals. The foregoing Recitals are incorporated herein and by this reference made a part hereof, and this Fourth Amendment shall be construed in accordance therewith.

2. Amendment of Maturity Date. The Note shall be amended by deleting all references contained therein to the phrase “January 1, 2008” and substituting therefore the phrase “January 1, 2009”.

3. Attachment; Continued Effectiveness of Note. This Fourth Amendment is attached to and forms an integral part of the Note. All of the provisions of the Note, as amended by this Fourth Amendment, shall remain in full force and effect.

4. Effective Date. This Fourth Amendment shall be effective as of March 21, 2007.

5. Counterparts. This Fourth Amendment may be signed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

DYADIC INTERNATIONAL, INC., a Delaware
corporation

Accepted:

MARK A. EMALFARB TRUST U/A/D October 1, 1987

By: /s/ Mark A. Emalfarb__________
Mark A. Emalfarb, Trustee